UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 15, 2007

REDPOINT BIO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51708	22-3393959
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Redpoint Bio Corporation

7 Graphics Drive

Ewing, New Jersey 08628

(Address of Principal Executive Offices)

(609) 637-9700
Registrant’s Telephone Number, Including Area Code:

Robcor Properties, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On June 15, 2007, Robcor Properties, Inc., a publicly traded Florida corporation (“Robcor”), merged with and into its wholly-owned subsidiary, Redpoint Bio Corporation, a privately-held Delaware corporation (“Redpoint”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated May 3, 2007, by and between Robcor and Redpoint, with Redpoint continuing as the surviving entity (the “Company”) in the merger (“Reorganization Merger”).  As a result, Redpoint, as the surviving entity in the Reorganization Merger and as the successor-in-interest to Robcor, has become a publicly traded Delaware corporation.

In connection with the Reorganization Merger, the Company’s duly registered name changed from “Robcor Properties, Inc.” to “Redpoint Bio Corporation”.  In addition, Redpoint’s Third Amended and Restated Certificate of Incorporation became the certificate of incorporation of the surviving corporation, under which the authorized number of shares of common stock was decreased from 1,000,000,000 shares of common stock, no par value per share, as authorized under Robcor’s articles of incorporation, to 150,000,000 shares of common stock, $0.0001 par value per share, and the authorized number of shares of preferred stock was decreased from 20,000,000 shares of preferred stock, no par value per share, as authorized under Robcor’s articles of incorporation, to 10,000,000 shares of preferred stock, $0.0001 par value per share.  Also, Redpoint’s Amended and Restated By-laws became the by-laws of the surviving corporation.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2007, a 4,132,705-share increase to the maximum number of shares of common stock reserved for issuance under the Redpoint Bio Corporation Amended and Restated 2007 Omnibus Equity Compensation Plan (the “2007 Plan”), from 13,511,562 to 17,644,267 shares, was deemed effective.  The 2007 Plan and the related share increase were approved by the stockholders of Robcor on May 3, 2007.  The 2007 Plan was attached as Exhibit D to the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on May 23, 2007.  A summary of the 2007 Plan’s terms was provided in such information statement and is incorporated herein by reference.

Item 8.01. Other Events.

Effective June 15, 2007, the Company terminated the services of Securities Transfer Corporation as the Company’s transfer agent and registrar for shares of the Company ‘s common stock, $0.0001 par value per share (the “Common Stock”), and appointed American Stock Transfer & Trust Company to serve as the Company’s transfer agent and registrar for shares of the Company’s Common Stock.  Contact information for the Company’s transfer agent is as follows:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

(800) 937-5449

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of Redpoint Bio Corporation.

3.2

Amended and Restated By-laws of Redpoint Bio Corporation (Incorporated by reference to Exhibit C of the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on May 3, 2007).

10.1

Agreement and Plan of Merger, dated May 3, 2007, by and between, Robcor Properties, Inc., a Florida corporation, and Redpoint Bio Corporation, a Delaware corporation (Incorporated by reference to Exhibit A of the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on May 3, 2007).

10.2

Redpoint Bio Corporation Amended and Restated 2007 Omnibus Equity Compensation Plan (Incorporated by reference to Exhibit D of the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on May 3, 2007).

99.1	Press Release dated June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDPOINT BIO CORPORATION
Dated: June 18, 2007

	By:	/s/ SCOTT HORVITZ
	Name:	Scott Horvitz
	Title:	Chief Financial Officer, Treasurer
and Secretary